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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): JULY 18, 2000


                      FIRST TENNESSEE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

TENNESSEE                              000-4491              62-0803242
(State of Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)


165 MADISON AVENUE
MEMPHIS, TENNESSEE                                                 38103
(Address of Principal Executive Office)                          (Zip Code)

       Registrant's telephone number, including Area Code - (901) 523-4444


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Item 5.  OTHER EVENTS.

         On July 18, 2000 the Corporation issued a press release, announcing earnings for the quarter ended June 30, 2000 and the earnings outlook for 2000. A copy of the press release, which is attached as Exhibit 99, is incorporated herein by reference.

         This report, including the exhibit hereto, may contain forward-looking statements with respect to the Corporation's beliefs, plans, goals, expectations and estimates. Forward-looking statements are statements that are not based on historical information but rather are related to future operations, strategies, financial results or other developments. The words "believe," "expect," "anticipate," "intend," "estimate," "should," "is likely," and other expressions which indicate future events and trends identify forward-looking statements. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond a company's control, and many of which, with respect to future business decisions and actions (such as acquisitions and divestitures), are subject to change. Examples of uncertainties and contingencies include, among other important factors, general and local economic and business conditions; expectations of the timing and amount of interest rate movements (which can have a significant impact on a financial services institution); market and monetary fluctuations; inflation; competition within and outside the financial services industry; technology; and new products and services in the industries in which the Corporation operates. Other factors are those inherent in originating loans, including prepayment risks and fluctuating collateral values and changes in customer profiles. Additionally, the policies of the Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System, unanticipated regulatory and judicial proceedings, and changes in laws and regulations applicable to the Corporation and the Corporation's success in executing its business plans and strategies and managing the risks involved in the foregoing, could cause actual results to differ. The Corporation assumes no obligation to update any forward-looking statements that are made from time to time.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  The following exhibits are filed herewith:


         Exhibit Number              Description
         --------------              ------------------------------------------
              99                     Press Release, dated July 18, 2000.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FIRST TENNESSEE NATIONAL CORPORATION

                                  By:   /s/ ELBERT L. THOMAS, JR.
                                        -------------------------------
Date:    July 18, 2000                  Name:  Elbert L. Thomas, Jr.
                                        Title: Executive Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX

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

Exhibit
Number              Description
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
99                  Press Release, dated July 18, 2000.